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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AMERICAN CAPITAL SENIOR FLOATING, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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American Capital Senior Floating, Ltd.
245 Park Avenue, 42nd Floor
New York, NY 10167

November 3, 2017

Dear Stockholder:

        You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of American Capital Senior Floating, Ltd. (the "Company") to be held on December 14, 2017 at 10:00 a.m., Eastern Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to elect the board of directors of the Company and to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm.

        Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

        On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,

Kevin R. Braddish Director and Chief Executive Officer

American Capital Senior Floating, Ltd.
245 Park Avenue, 42nd Floor
New York, NY 10167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 14, 2017

To the Stockholders of American Capital Senior Floating, Ltd.:

        Notice is hereby given that the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of American Capital Senior Floating, Ltd., a Maryland corporation (the "Company"), will be held on December 14, 2017 at 10:00 a.m., Eastern Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036 for the following purposes:

  1.
  To elect the Board of Directors, with each director to serve until the next annual meeting of stockholders, and until their successors are duly elected and qualify;

  2.
  To consider and vote upon the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017; and

  3.
  To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

        Only the holders of record of shares of the Company's common stock (NASDAQ: ACSF) at the close of business on October 19, 2017 will be entitled to receive notice of and vote at the meeting.

        It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.

        You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Ian P. Fitzgerald Secretary

New York, New York
November 3, 2017

American Capital Senior Floating, Ltd.
245 Park Avenue, 42nd Floor
New York, NY 10167

PROXY STATEMENT
2017 ANNUAL MEETING OF STOCKHOLDERS

        The proxy card that accompanies this proxy statement is being solicited by the board of directors (the "Board") of American Capital Senior Floating, Ltd., a Maryland corporation (the "Company," "we," "us" or "our"), for use at the Company's 2017 Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 14, 2017 at 10:00 a.m., Eastern Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, or at any adjournment or postponement thereof. This proxy statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are first being released to the Company's stockholders on or about November 3, 2017 and include the Company's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2016.

        We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the four director nominees and FOR the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.

        Any stockholder "of record" (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the meeting. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting.

        Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

        The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters' or appraisal rights in connection with any of the proposals described herein.

        The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on October 19, 2017. As of October 19, 2017, there were 10,000,100 shares of the Company's common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of common stock of the Company entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.

        Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A "broker non-vote" with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.

        You may vote "For" or "Against," or abstain from voting on, Proposal 1 (to elect the board of directors, each director to serve until the next annual meeting of stockholders, and until their successors are duly elected and qualify). The affirmative vote of a majority of all of the votes cast by holders of our common stock at a meeting at which a quorum is present is required under the Company's Bylaws (as amended, the "Bylaws") to elect each director in Proposal 1 (meaning that the number of votes cast "For" a director nominee must exceed the votes cast "Against" that nominee). For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If an incumbent director nominee does not receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a director of the Company until his or her successor is duly elected and qualifies.

        You may vote "For" or "Against," or abstain from voting on, Proposal 2 (to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm). The affirmative vote of a majority of all of the votes cast by holders of our common stock at a meeting at which a quorum is present is required under the Bylaws for approval of Proposal 2 (meaning that the number of shares voted "For" the proposal must exceed the number of shares voted "Against" the proposal). For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

        The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ivy Hill Asset Management, L.P., the Company's investment adviser ("IHAM," the "investment adviser" or our "Manager") without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from stockholders. The address of IHAM is 245 Park Avenue, 42nd Floor, New York, NY 10167. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company's proxy tabulation firm.

PROPOSAL 1: ELECTION OF DIRECTORS

        Under the Company's charter (as amended, the "Charter") and the Bylaws (together with the Charter, the "Charter Documents"), the Company's directors are elected annually for a one-year term. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

        The terms of Phyllis R. Caldwell, Gil Crawford, Larry K. Harvey and Kevin R. Braddish will expire at the Annual Meeting and the Compensation and Corporate Governance Committee has recommended, and the Board has nominated, Messrs. Braddish, Crawford and Harvey and Ms. Caldwell to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2018 and until their successors are duly elected and qualify. Messrs. Braddish, Crawford and Harvey and Ms. Caldwell have agreed to serve as directors if elected and have consented to be named as nominees.

        The election of directors nominated in Proposal 1 requires the affirmative vote of a majority of all of the votes cast by holders of our common stock at a meeting at which a quorum is present. The affirmative vote of a "majority" of the votes cast means that the number of votes cast "for" a director nominee must exceed the votes cast "against" that nominee. In the context of the election of four directors at the Annual Meeting, it will mean that each of the four candidates will be required to receive more votes "for" than "against" to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

        A stockholder can vote for or against or abstain from voting with respect to each such nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named herein. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the Compensation and Corporate Governance Committee and by the Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

        The Board recommends that you vote FOR the election of Phyllis R. Caldwell, Gil Crawford, Larry K. Harvey and Kevin R. Braddish as directors of the Company for the term for which they have been nominated.

Information about the Director Nominees, the Directors, and the Executive Officers and Certain Other Officers

        The following information as of October 27, 2017 was furnished to the Company by each currently serving director (including each currently serving director who is also a director nominee), each director nominee, each executive officer and each other listed officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such person has held with the Company, and the period during which he or she has served as a director, executive officer or other listed officer of the Company. Messrs. Braddish, Crawford and Harvey and Ms. Caldwell have not been proposed for election, nor has any director, executive officer or other listed officer of the Company been selected as a director, executive officer or other officer of the Company, pursuant to any agreement or understanding with the Company or any other person.

        The Company divides its directors into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 (as amended, the "Investment Company Act") and independent directors are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

        The Company is externally managed by IHAM and does not have any employees. IHAM is responsible for administering the Company's business activities and day-to-day operations pursuant to an investment advisory and management agreement (the "Management Agreement"), subject to the supervision and oversight of the Board. Most of the services necessary for managing the Company's investment portfolio and making its investment decisions are provided by investment professionals employed by IHAM or certain of its affiliates. IHAM is an investment adviser registered with the Securities and Exchange Commission (the "Commission"). IHAM is a wholly owned portfolio company of Ares Capital Corporation ("Ares Capital"). Ares Capital is externally managed by its investment adviser, Ares Capital Management LLC ("Ares Capital Management"). Ares Capital Management is a subsidiary of Ares Management, L.P. ("Ares Management"), a publicly traded, leading global alternative asset manager. Ares Capital Management, Ares Management, and their affiliated companies (other than portfolio companies of its affiliated funds) are referred to collectively as, "Ares." Ares Capital's administrator, Ares Operations LLC ("Ares Operations"), a subsidiary of Ares Management, provides certain administrative and other services necessary for IHAM and Ares Capital to operate.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Nominees for Directors—Term Expiring in 2018
Independent Directors
Phyllis R. Caldwell, 58	Director	Director since 2014; If re-elected, term expires 2018	Chair of the Board of Directors of Ocwen Financial Corporation, a financial services holding company that, through its subsidiaries, originates and services mortgage loans; Founder and managing member of Wroxton Civic Ventures LLC, which provides advisory services on various financial, housing and economic development matters, since 2015; Former senior official at the U.S. Department of the Treasury from 2009 to 2011.	One(2)	Chair of the board of directors of Ocwen Financial Corporation (NYSE: OCN) since 2015
Gil Crawford, 60	Director	Director since 2014; If re-elected, term expires 2018	Co-founder and CEO of MicroVest Capital Management, LLC since 2003.	One(2)	None
Larry K. Harvey, 53	Director	Director since 2014; If re-elected, term expires in 2018	Chief Financial Officer of Playa Hotels & Resorts B.V. since 2015; Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. from 2007-2013.	One(2)	American Capital Agency Corp. since 2008; American Capital Mortgage Investment Corp. from 2011 to May 2016
Interested Director
Kevin R. Braddish, 58(3)	Director and Chief Executive Officer	Director since 2017; If re-elected, term expires 2018; Chief Executive Officer since 2017 (indefinite term)	Chief Executive Officer and a director of the Company since 2017; President of IHAM, where he has been employed since July 2010. Additionally, Mr. Braddish is a Partner in the Ares Credit Group and a member of the IHAM Investment Committee.	One(2)

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 44	Vice President and Assistant Secretary	Vice President and Assistant Secretary since 2017 (indefinite terms)
Mr. Bloomstein serves as Vice President and Assistant Secretary of the Company. Mr. Bloomstein also serves as Vice President and Assistant Secretary of IHAM, Vice President and Secretary of Ivy Hill Asset Management GP, LLC, IHAM's general partner ("IHAM GP") and General Counsel, Vice President and Secretary of Ares Capital Corporation. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Bloomstein also currently serves as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund. He is also a member of the Ares Enterprise Risk Committee.
Shelly Cleary, 36	Vice President of and a Portfolio Manager	Vice President of and a Portfolio Manager since 2017 (indefinite terms)
Ms. Cleary is Vice President of and a Portfolio Manager of the Company. She also serves as a Managing Director at IHAM, where she has been employed since July 2010. Additionally, Ms. Cleary serves as a member of the IHAM Investment Committee.
Ian P. Fitzgerald, 42	General Counsel, Secretary and Vice President	General Counsel, Secretary and Vice President since 2017 (indefinite terms)
Mr. Fitzgerald is General Counsel, Secretary and Vice President of the Company. He also serves as Vice President and Assistant Secretary of IHAM, Vice President and Assistant Secretary of IHAM GP. Additionally, Mr. Fitzgerald is a Principal and Associate General Counsel (Credit) in the Ares Legal Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Fitzgerald joined Ares in 2010.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Mitchell Goldstein, 50	Vice President	Vice President since 2017 (indefinite term)
Mr. Goldstein is Vice President of the Company. Mr. Goldstein also serves as Vice President of IHAM, Vice President of IHAM GP and Co-President of Ares Capital Corporation. Mr. Goldstein previously served as an Executive Vice President of Ares Capital Corporation from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner and Co-Head of the Ares Credit Group and Vice President of CION Ares Diversified Credit Fund. He is a member of the Management Committee of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of Ares Capital Corporation's investment adviser, select Ares Credit Group U.S. Direct Lending investment committees and the IHAM Investment Committee and the Ares Commercial Finance Investment Committee.
Miriam Krieger, 41	Chief Compliance Officer	Chief Compliance Officer since 2017 (indefinite term)
Ms. Krieger serves as Chief Compliance Officer of the Company. She also serves as Chief Compliance Officer of IHAM, Chief Compliance Officer and Vice President of IHAM GP and Chief Compliance Officer of Ares Capital Corporation. She joined Ares in April 2010 and is a Partner and Global Chief Compliance Officer within the Ares Compliance Group, as well as Ares' Global Anti-Money Laundering Officer and Global Anti-Corruption Officer. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Scott C. Lem, 39	Chief Accounting Officer	Chief Accounting Officer since 2017 (indefinite term)
Mr. Lem serves as Chief Accounting Officer of the Company. He also serves as Controller of IHAM, Controller and Treasurer of IHAM GP, Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation, Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. and Treasurer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013. Additionally, Mr. Lem is a Managing Director and Chief Accounting Officer, Credit in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates.
Penni F. Roll, 51	Chief Financial Officer	Chief Financial Officer since 2017 (indefinite term)
Ms. Roll serves as the Chief Financial Officer of the Company. She also serves as the Chief Financial Officer of the Ares Credit Group, Ares Capital Corporation and CION Ares Diversified Credit Fund and Treasurer of Ares Dynamic Credit Allocation Fund. Additionally, she is the Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of IHAM GP. She joined Ares Management in April 2010 and now serves as Partner and Chief Financial Officer of Ares Credit Group. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates.

(1)
The address for Mr. Lem is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067. The address for Ms. Krieger is 2 Bethesda Metro Center, Suite 250, Bethesda, MD 20814. The address for each of the other directors, director nominees, executive officers and listed officers is American Capital Senior Floating, Ltd., 245 Park Avenue, 42nd Floor, New York, New York 10167.

(2)
Including the Company.

(3)
Mr. Braddish is an interested director because he is the President and Chief Executive Officer of the Company and is an officer of and on the investment committee of the Company's investment adviser.

Biographical Information

        As described below under "Corporate Governance—Board's Roles in Risk Oversight—Compensation and Corporate Governance Committee," the Board has identified certain desired attributes for director nominees. Each of the directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company's management. Each of the directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. The directors have been selected such that the Board represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead the Company and the Board to conclude, as of the date of this document, that such individual should serve as a director, in light of the Company's business and structure.

Nominees for Directors (Term expires at the 2018 Annual Meeting of Stockholders)

Independent Directors

        Phyllis R. Caldwell, 58, has served as a director of the Company since 2014 and currently serves on the Audit and Compliance Committee and as chairperson of the Compensation and Corporate Governance Committee. Ms. Caldwell is Chair of the board of directors of Ocwen Financial Corporation (NYSE: OCN). She is also founder and managing member of Wroxton Civic Ventures LLC, which provides advisory services on various financial, housing and economic development matters, and she is a former commercial bank executive. Ms. Caldwell was also a senior official at the U.S. Department of the Treasury, responsible for oversight of the U.S. housing market stabilization, economic recovery and foreclosure prevention initiatives established through the Troubled Asset Relief Program, from 2009 to 2011. From 2007 to 2009, Ms. Caldwell was the President of the Washington Area Women's Foundation. Ms. Caldwell retired from Bank of America in 2007, after working for twenty years in various leadership positions in real estate and affordable housing finance. During her tenure at Bank of America, Ms. Caldwell also managed the bank's investments in community banks, loan funds and small business venture funds. Ms. Caldwell also serves on the board of directors of City First Bank of DC and has served on the boards of numerous non-profit organizations engaged in housing and community development finance. Ms. Caldwell's extensive experience in banking and finance strengthen the Board's collective qualifications, skills, experience and viewpoints.

        Gil Crawford, 60, has served as a director of the Company since 2014 and currently serves on the Audit and Compliance Committee and the Compensation and Corporate Governance Committee. Mr. Crawford has spent his career working with finance institutions across the globe on various capital markets transactions. Since co-founding MicroVest Capital Management, LLC in 2003, Mr. Crawford has served as its Chief Executive Officer, responsible for leading MicroVest's investment operations and strategy. From 2000 to 2002, Mr. Crawford was a Senior Investment Officer in the Latin American Financial Markets Division of the International Finance Corporation. From 1991 to 2000, Mr. Crawford was the founder and Executive Director of Seed Capital Development Fund, Ltd., a U.S. based firm involved in capitalizing start-up institutions primarily in Latin America, Asia and Africa. Mr. Crawford has also served on the boards of several emerging market financial institutions, including Ecuador, Tunisia, Mongolia and Peru. Mr. Crawford's extensive finance and capital markets experience strengthen the Board's collective qualifications, skills, experience and viewpoints.

        Larry K. Harvey, 53, has served as a director of the Company since 2014 and currently serves as chairperson of the Audit and Compliance Committee and on the Compensation and Corporate

Governance Committee. Mr. Harvey has served as Chief Financial Officer of Playa Hotels & Resorts B.V. since April 2015. From 2007 to 2013, he served as Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. (NYSE: HST) ("Host") and served as its Treasurer from 2007 to 2010. From 2006 to 2007, Mr. Harvey served as Senior Vice President, Chief Accounting Officer of Host and from 2003 to 2006, he served as Host's Senior Vice President and Corporate Controller. Prior to rejoining Host in 2003, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation. Prior to that, Mr. Harvey was Host's Vice President of Corporate Accounting, before the spin-off of Crestline in 1998. Mr. Harvey also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE). The Company's Board has determined that Mr. Harvey is an "audit committee financial expert" (as defined in Item 407 of Regulation S-K under the Securities Act). Mr. Harvey's public company accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthens the Board's collective qualifications, skills, experience and viewpoints.

Interested Directors

        Kevin R. Braddish, 58, has served as a director of and the President and Chief Executive Officer of the Company since 2017. Mr. Braddish is President of IHAM, where he has been employed since July 2010. Additionally, he is a Partner in the Ares Credit Group and a member of the IHAM Investment Committee. Prior to joining Ares in 2010, Mr. Braddish was a Founder and Chief Investment Officer of Emporia Capital Management, LLC. Previously, Mr. Braddish was a Managing Director and Group Head for Commercial Lending at PB Capital, where he focused on portfolio management. In addition, he was Managing Director of the Leveraged Finance Group, where he focused on the unit's origination, underwriting and syndication of middle market loans to private equity groups. In addition, Mr. Braddish was a Senior Originator in the Commercial Finance Group of GE CapitalGroup. Mr. Braddish began his career at The Bank of New York, where he focused on a range of lending areas, including middle market lending and leveraged finance. Mr. Braddish is a holds a B.A. from The College of William & Mary in Business Administration and holds an M.B.A. from Adelphi University in Finance. Mr. Braddish's depth of experience in investment management, leveraged finance and financial services, as well as his familiarity with the business and operations of the Company's investment adviser, gives the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Braddish is an "interested person" as defined in Section 2(a)(19) of the Investment Company Act because he is the President and Chief Executive Officer of the Company and is an officer of and on the investment committee of the Company's investment adviser.

Executive Officers and Certain Other Officers Who Are Not Directors

        Joshua M. Bloomstein, 44, Mr. Bloomstein serves as Vice President and Assistant Secretary of the Company. Mr. Bloomstein also serves as Vice President and Assistant Secretary of IHAM, Vice President and Secretary of Ivy Hill Asset Management GP, LLC, IHAM's general partner ("IHAM GP") and General Counsel, Vice President and Secretary of Ares Capital Corporation. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Bloomstein also currently serves as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund. He is also a member of the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

        Shelly Cleary, 36, is Vice President of and a Portfolio Manager of the Company. She also serves as a Managing Director at IHAM, where she has been employed since July 2010. Additionally, Ms. Cleary serves as a member of the IHAM Investment Committee. Prior to joining Ares in 2008, Ms. Cleary was an Assistant Vice President at CIT Sponsor Finance, where she focused on evaluating new investment opportunities and performed credit due diligence on potential investments. Previously, Ms. Cleary was an Analyst at GE Global Sponsor Finance, where she completed GE's Investment Analyst program. Ms. Cleary holds a B.A. from Franklin and Marshall College in Finance and Accounting.

        Ian P. Fitzgerald, 42, is General Counsel, Secretary and Vice President of the Company. He also serves as Vice President and Assistant Secretary of IHAM, Vice President and Assistant Secretary of IHAM GP. Additionally, Mr. Fitzgerald is a Principal and Associate General Counsel (Credit) in the Ares Legal Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2010, Mr. Fitzgerald was an Associate in the Corporate Group at the law firm of Latham & Watkins, where he focused on corporate finance and general corporate and securities laws matters. Mr. Fitzgerald holds a B.S.B.A., summa cum laude, from Bucknell University in Accounting and a J.D., cum laude, from the University of Texas at Austin.

        Mitchell Goldstein, 50, is Vice President of the Company. Mr. Goldstein also serves as Vice President of IHAM, Vice President of IHAM GP and Co-President of Ares Capital Corporation. Mr. Goldstein previously served as an Executive Vice President of Ares Capital Corporation from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner and Co-Head of the Ares Credit Group and Vice President of CION Ares Diversified Credit Fund. He is a member of the Management Committee of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of Ares Capital Corporation's investment adviser, select Ares Credit Group U.S. Direct Lending investment committees and the IHAM Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and initial public offerings. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC and on the Board of Trustees of CION Ares Diversified Credit Fund. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University's Graduate School of Business and is a Certified Public Accountant.

        Miriam Krieger, 41, serves as Chief Compliance Officer of the Company. She also serves as Chief Compliance Officer of IHAM, Chief Compliance Officer and Vice President of IHAM GP and Chief Compliance Officer of Ares Capital Corporation. She joined Ares in April 2010 and is a Partner and Global Chief Compliance Officer within the Ares Compliance Group, as well as Ares' Global Anti-Money Laundering Officer and Global Anti-Corruption Officer. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief

Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.

        Scott C. Lem, 39, serves as Chief Accounting Officer of the Company. He also serves as Controller of IHAM, Controller and Treasurer of IHAM GP, Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation, Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. and Treasurer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013. Additionally, Mr. Lem is a Managing Director and Chief Accounting Officer, Credit in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an M.B.A. in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

        Penni F. Roll, 51, serves as the Chief Financial Officer of the Company. She also serves as the Chief Financial Officer of the Ares Credit Group, Ares Capital Corporation and CION Ares Diversified Credit Fund and Treasurer of Ares Dynamic Credit Allocation Fund. Additionally, she is the Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of IHAM GP. She joined Ares Management in April 2010 and now serves as Partner and Chief Financial Officer of Ares Credit Group. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares Management, Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. She also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Ms. Roll graduated magna cum laude with a B.S.B.A. in Accounting from West Virginia University.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of October 19, 2017 (unless otherwise noted), the number of shares of the Company's common stock beneficially owned by each of its current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to the Company by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company's common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of the Company's common stock that he or she beneficially owns.

        The address for Mr. Lem is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067. The address for Ms. Krieger is 2 Bethesda Metro Center, Suite 250, Bethesda, MD 20814. The address for each of the other directors and executive officers is American Capital Senior Floating, Ltd., 245 Park Avenue, 42nd Floor, New York, New York 10167.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Kevin R. Braddish	—		—
Independent Directors
Phyllis R. Caldwell	3,750		*
Gilbert Crawford	10,500		*
Larry K. Harvey	6,723		*
Named Executive Officers Who Are Not Directors
Ian P. Fitzgerald	—		—
Scott C. Lem	—		—
Penni F. Roll	—		—
All Directors, Executive Officers and Certain Other Officers as a Group (11 persons)	20,973	(2)	*

*
Represents less than 1%.

(1)
Based on 10,000,100 shares of common stock outstanding as of October 19, 2017.

(2)
Includes shares owned by officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933.

 DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

        The following table sets forth the dollar range of the Company's equity securities beneficially owned by the director nominees and each of its other directors as of October 19, 2017. The Company is not part of a "family of investment companies," as the term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
Kevin R. Braddish	None
Independent Directors(3)
Phyllis R. Caldwell	$10,001 - $50,000
Gilbert Crawford	Over $100,000
Larry K. Harvey	$50,001 - $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of the Company's equity securities beneficially owned is calculated based on the closing sales price of the Company's common stock as reported on The NASDAQ Global Select Market as of October 19, 2017.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(3)
As of October 19, 2017, to the best of the Company's knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in the Company, the investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with the Company.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its directors and executive officers and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2016.

 CORPORATE GOVERNANCE

        Our Board is currently comprised of three independent directors and one interested director. The following table sets forth the current members of our Board and their committee membership, if any:

Name	Director Since	Audit and Compliance(1)	Compensation and Corporate Governance(2)
Interested Director
Kevin R. Braddish	2017
Independent Directors
Phyllis R. Caldwell*	2014	Member	Chair
Gil Crawford*	2014	Member	Member
Larry K. Harvey*	2014	Chair	Member

*
Director is "independent," as defined in Rule 5605(a)(2) of The NASDAQ Global Select Market's marketplace rules (the "NASDAQ rules"), and is not an "Interested Person" of ACSF, as defined in Section 2(a)(19) of the Investment Company Act.

(1)
Each member of the Audit and Compliance Committee is "independent," as defined in Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ rules and Rule 10A-3 of the Exchange Act. The Board has determined that Mr. Harvey is an "audit committee financial expert," as defined in Item 407 of Regulation S-K under the Securities Act.

(2)
Each member of the Compensation and Corporate Governance Committee is "independent," as defined in Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ rules.

Board Leadership Structure

        We believe that our Board's independent oversight continues to be substantial. Our Board has determined that all of the current directors, except Mr. Braddish, are "independent" as defined in the NASDAQ rules. Similarly, only Mr. Braddish is an "interested person" of the Company under the Investment Company Act.

        It is our Board's policy to have a majority of our directors who are not "interested persons" meet regularly without persons who are members of management or employee directors present to facilitate the Board's effective independent oversight of management. These directors periodically designate a director who is "independent," as defined in the NASDAQ rules, to serve as the "lead independent director" and preside at these meetings. Presently, our independent directors meet during our Board's quarterly meetings and may hold additional meetings at the request of the lead independent director or another independent director. The designation of a lead independent director is generally for a one-year term or until his or her successor is elected, and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. Mr. Crawford is our current lead independent director.

        Each of our Board's Audit and Compliance Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties.

Corporate Governance

        Our Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of our business. The governance practices are memorialized in corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of management. These guidelines, in conjunction with our Charter, our Bylaws and committee charters of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee, form the framework for our governance. All of these documents are available in the Investor Relations section of our web site at www.ACSF.com.

CORPORATE GOVERNANCE HIGHLIGHTS:

•

Annual election of directors

•

Directors elected by majority of votes cast with respect to the director

•

Resignation policy for directors who do not receive a majority vote in an uncontested election

•

Three of four directors are independent

•

Designated lead independent director

•

Regular meetings of independent directors without members of management or affiliated directors

•

At least 80% attendance for Board meetings and 100% attendance for committee meetings in 2016

•

Comprehensive Code of Ethics and Conduct and Corporate Governance Guidelines

Committees of the Board

        Our Board's principal standing committees and their primary functions are described below.

Audit and Compliance Committee

        This committee assists the Board in overseeing:

  •
  our accounting and financial reporting processes;

  •
  the integrity and audits of our financial statements;

  •
  the adequacy of our internal controls over financial reporting, including information technology security and controls relating to the preparation of our financial statements;

  •
  our compliance with legal and regulatory requirements;

  •
  the qualifications and independence of our independent registered public accounting firm; and

  •
  the performance of our independent registered public accounting firm and any internal auditors.

        In addition, the Audit and Compliance Committee reviews and provides a recommendation to the Board with regard to its approval of the valuations of our investments presented by management. In such review, the committee discusses the proposed valuations with our independent auditors and other relevant consultants. The Audit and Compliance Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees. The committee's meetings include, whenever appropriate, executive sessions with each of our independent external auditors and our Manager's internal auditors, without the presence of management.

Compensation and Corporate Governance Committee

        This committee's principal functions are to:

  •
  evaluate the performance of and compensation paid by us, if any, to our executive officers;

  •
  evaluate the performance of our Manager;

  •
  review the compensation and fees payable to our Manager under the management agreement with our Manager;

  •
  decide whether to recommend the renewal or termination of the management agreement with our Manager;

  •
  evaluate the compensation and fees payable to the members of the Board;

  •
  administer any equity incentive plans that we may adopt, to the extent it is delegated authority by the Board;

  •
  review and assist with the development of our executive succession plans; and

  •
  produce a report on executive compensation required to be included in our proxy statement for our annual meetings if required.

        The Compensation and Corporate Governance Committee also serves as the Board's standing nominating committee and as such performs the following functions:

  •
  identifying, recruiting and recommending to the Board qualified candidates for election as directors and recommending a slate of nominees for election as directors by our common stockholders at the annual meeting of stockholders;

  •
  developing and recommending to the Board corporate governance guidelines, including the committee's selection criteria for director nominees;

  •
  reviewing and making recommendations on matters involving the general operation of the Board and our corporate governance;

  •
  recommending to the Board nominees for each committee of the Board; and

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual directors and reports thereon to the Board.

Board and Committee Meetings

        Under our Bylaws and Maryland law, the Board is permitted to take actions at regular or special meetings and by written consent. The Board generally holds regular quarterly meetings and meets on other occasions as necessary. The Board held six meetings during 2016. As noted above, the independent directors also met separately in executive sessions to discuss various matters, including our performance and the performance of our Manager.

        Each of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee schedules regular meetings to coincide with the quarterly meetings of the Board and also meets at the request of senior management or at such other times as it determines. Our Secretary, in consultation with the chair of each committee, sets agendas for the meetings. Each committee reports regularly to the Board on its activities at the next regularly scheduled Board meeting following their committee meetings and when appropriate. During 2016, the Audit and Compliance Committee held five meetings and the Compensation and Corporate Governance Committee held one meeting.

        Each of our directors attended at least 80% of the meetings of the Board and 100% of the meetings of the committees during the period for which he or she was a director and a member of the respective committees on which he or she served during 2016. Although we do not have a policy on director attendance at our annual meeting, directors are encouraged to attend our annual meeting. Each one of our directors attended the 2016 annual meeting either in person or by telephonic conference call.

Risk Oversight

        One of the roles of our Board is being responsible for the general oversight of the Company, including the performance of our executive officers, our Manager and the Company's risk management processes, to assure that the long-term interests of our stockholders are being served. In performing its risk oversight function, the Board, directly or through its standing committees or by working with our Chief Compliance Officer, regularly reviews our material strategic, operational, financial, compensation and compliance risks with senior management. The Company believes that the Board's role in risk management oversight is effective and appropriate, particularly given the extensive regulation to which it is already subject as a business development company ("BDC") under the Investment Company Act and a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For instance, the Board receives updates at each regular meeting on the Company's performance and other recent developments, including, among other things, the risks and opportunities facing us, as well as our investment portfolio. The Board has also adopted, and regularly reviews our compliance with, various policies and procedures addressing other operational risks, such as business continuity, data privacy and cybersecurity. In addition, the Board routinely receives information regarding the technology and cyber-risks relevant to the Company's business to ensure that adequate steps are being taken to prevent, and prepare for, cyber-incidents.

        The Board also recognizes the importance of effective executive leadership to our success and is actively engaged in overseeing the operational risks related to succession planning. The Board routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the Board during meetings and other events. In addition, the Board is regularly updated on the Manager's strategies for recruiting, developing and retaining outstanding personnel at the Manager and its affiliates and minimizing employee turnover, as applicable.

        The Board has delegated certain risk management oversight responsibility to its committees as follows:

  •
  Regulatory Compliance Risk:  The Board, both directly and through the Audit and Compliance Committee, receives regular reports from our Manager's legal, accounting and internal audit representatives on regulatory matters, including the Company's compliance with the BDC qualification and leverage requirements under the Investment Company Act and the RIC income and asset diversification requirements under the Code, compliance with our Code of Ethics and Conduct ("Code of Ethics") and our Manager's compliance with the Investment Advisers Act of 1940.

  •
  Financial and Accounting Risk:  The Audit and Compliance Committee oversees the Company's management of its financial, accounting, internal controls and liquidity risks through regular meetings with our Chief Financial Officer, senior representatives of our Manager's and its affiliates' accounting, tax, auditing and legal departments and representatives of the Company's independent public accountant.

  •
  Litigation Risk:  The Compensation and Corporate Governance Committee monitors the Company's litigation, if any.

  •
  Compensation and Benefit Plan Risk:  The Compensation and Corporate Governance Committee considers the extent to which our director compensation and any benefit plan programs that we may adopt may create risk for the Company.

  •
  Governance Risk:  The Compensation and Corporate Governance Committee also oversees risks related to Board organization, membership and structure and corporate governance.

        The Board also performs its risk management oversight function by working with our Chief Compliance Officer to monitor risk and compliance in accordance with the Investment Company Act and our policies and procedures. The Chief Compliance Officer reviews, at least annually, the adequacy and effectiveness of our compliance policies and procedures and those of certain of our service providers, including our Manager, and provides a written report to the Board. The Chief Compliance Officer's report, which is reviewed by and discussed with the Board, addresses at a minimum (i) the operation of such policies and procedures since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board periodically on material compliance matters and meets separately in executive session with the independent directors at least once each year.

Communications Between Stockholders and the Board of Directors

        The Board welcomes communications from the Company's stockholders. Stockholders may send communications to the Board, or to any particular director, to the following address: c/o American Capital Senior Floating, Ltd., 245 Park Avenue, 42nd Floor, New York, New York 10167. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

COMPENSATION DISCUSSION

Director Compensation

        We were incorporated in Maryland on February 6, 2013 and commenced operations on October 15, 2013. We completed our initial public offering ("IPO") on January 22, 2014. Ms. Caldwell and Messrs. Crawford and Harvey were appointed to the Board on January 13, 2014 in connection with our IPO. Mr. Braddish was appointed to the Board on January 3, 2017 to fill the vacant seat created by Malon Wilkus' resignation.

        We compensate our non-employee directors with cash retainers. Any member of our Board who is an employee of the Company, Ares Management, or any of its affiliates, including IHAM, does not receive compensation from us for his or her Board service. The Compensation and Corporate Governance Committee periodically reviews the form and amount of compensation paid to our non-employee directors against peer companies and group and general industry data and makes recommendations for adjustments, as appropriate, to the full Board. During 2016, each such non-employee director was paid a retainer for service on the Board at an annual rate of $60,000, payable quarterly in advance. In addition, the Chair of our Audit and Compliance Committee was paid a retainer at an annual rate of $15,000, the Chair of our Compensation and Corporate Governance Committee was paid an annual retainer of $10,000, and our lead independent director was paid an annual retainer of $10,000, each payable quarterly in advance. During 2016, directors were reimbursed for travel expenses incurred in connection with Board and committee meetings and Board-related functions.

        The following table sets forth the compensation received by each non-employee director during 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Phyllis R. Caldwell	70,000	—	—	—	—	—	70,000
Gil Crawford	70,000	—	—	—	—	—	70,000
Larry K. Harvey	75,000	—	—	—	—	—	75,000
Stan Lundine(1)	60,000	—	—	—	—	—	60,000

(1)
Mr. Lundine resigned from the Board on January 3, 2017.

Executive Compensation

        Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not currently expect to have any employees. Services necessary for our business are provided by individuals who are employees or other affiliates of IHAM, our investment adviser, pursuant to the terms of the Management Agreement. Each of our executive officers is an employee or other affiliate of our investment adviser. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by individuals employed by our investment adviser. In addition, we reimburse our investment adviser for certain expenses under the Management Agreement. We previously were managed by American Capital ACSF Management, LLC ("ACSF Management") pursuant to the terms of a management agreement dated January 15, 2014 between us and ACSF Management (the "Prior Management Agreement"). The terms of the Management Agreement are substantially similar to those of the Prior Management Agreement, except for the name of the investment adviser and the date of effectiveness.

        For the year ended December 31, 2016, in accordance with the Prior Management Agreement, we accrued, and the investment adviser earned, management fees of $2 million. Following the approval by our stockholders of the Management Agreement in May 2017, such accrued management fees were paid.

        The Company has entered into indemnification agreements with each of its current directors and officers and intends to enter into indemnification agreements with each of its future directors and officers. The indemnification agreements provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer in any action or proceeding arising out of the performance by such person as a present or former director or officer.

Compensation and Corporate Governance Committee Interlocks and Insider Participation

        No member of the Compensation and Corporate Governance Committee during fiscal year 2016 served as an officer, former officer or employee of ours or had a relationship disclosable under Item 404 of Regulation S-K. Further, during 2016, none of our executive officers served as:

  •
  a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation and Corporate Governance Committee; or

  •
  a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation and Corporate Governance Committee.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. As a BDC, the Company is restricted by the Investment Company Act from participating in transactions with any persons affiliated with it, including its officers and directors, and any other person controlling or under common control with the Company, subject to certain exceptions. The Board has also adopted a policy regarding the approval of any "related person transaction," which is any transaction or series of transactions in which the Company or any of its subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under Commission rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to the Company's Secretary any related person transaction and all material facts about the transaction. The Company's Secretary would then assess and promptly communicate that information to the Compensation and Corporate Governance Committee of the Board. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If the Company becomes aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. The Company's policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

        The Company's Code of Ethics, which was reviewed and approved by the Board and provided to all of the Company's directors and officers, ACSF Management, IHAM, the persons who provided services to the Company pursuant to ACSF Management's previous administrative services agreement, and the persons who provide services to the Company pursuant to the IHAM Administration Agreement (as defined below) and requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual's personal interests and the interests of the Company. Pursuant to the Company's Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Company's Secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to the Company. The Company's chief executive officer, chief financial officer, principal accounting officer and certain other persons who may be designated by the Board or its Audit and Compliance Committee, whom we collectively refer to as our financial executives, must consult with the Company's Secretary with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the financial executive must obtain a waiver of the relevant provisions of the Code of Ethics in advance from the Company's Audit and Compliance Committee. The Company intends to post amendments to or waivers from the Code of Ethics (to the extent applicable to the Company's financial executives) on the Company's web site www.ACSF.com.

        The Company previously entered into the Prior Management Agreement with ACSF Management, an entity in which certain directors and officers of the Company and members of the investment committee of the investment adviser may have had indirect ownership and pecuniary interests. The Prior Management Agreement automatically terminated in accordance with its terms as a result of its deemed "assignment" under the Investment Company Act following the acquisition on January 3, 2017, of American Capital Ltd. ("ACAS") by Ares Capital (the "Acquisition"). ACSF Management, our previous investment adviser, was an indirect wholly owned subsidiary of American Capital Asset Management, LLC ("ACAM"), a wholly owned portfolio company of ACAS. In connection with the Acquisition, ACAM merged with and into IHAM, a wholly owned portfolio company of Ares Capital, with IHAM being the surviving entity in such merger.

        The Company's wholly owned consolidated special purpose financing vehicle, ACSF Funding I, LLC ("ACSF Funding I"), previously entered into an investment advisory agreement with ACSF Management to manage its assets. No additional compensation was payable to ACSF Management under such agreement, which was terminated on January 3, 2017. On January 3, 2017, ACSF Funding I entered into a new investment advisory agreement with IHAM to manage its assets. No additional compensation is payable to IHAM under such agreement.

        The Company has entered into the Management Agreement with IHAM, an entity in which certain directors and officers of the Company and members of the investment committee of IHAM may have indirect ownership and pecuniary interests. Certain directors and officers of the Company and members of the investment committee of IHAM also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to the Company's investment objective. In addition, certain of the Company's officers and directors and the members of the investment committee of IHAM serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as the Company or of investment funds managed by the Company's affiliates, including Ares Management. Accordingly, the Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, IHAM intends to allocate investment opportunities in a fair and equitable manner in accordance with its investment allocation policy. The Management Agreement contains substantially the same terms as the Prior Management Agreement, with the exception of its effective and termination dates and other immaterial differences.

        Under both the Management Agreement and the Prior Management Agreement, the Company pays a management fee calculated at an annual rate of 0.8% of the Company's total assets (excluding cash and cash equivalents and net unrealized appreciation or depreciation). The management fee is payable quarterly in arrears. The management fee is calculated based on the Company's total assets (excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under U.S. generally accepted accounting principles) at the end of the most recently completed fiscal quarter. For the year ended December 31, 2016, in accordance with the Prior Management Agreement, we accrued, and ACSF Management earned, management fees of $2 million. Following the approval by our stockholders of the Management Agreement in May 2017, such accrued management fees were paid.

        Beginning in the first quarter of 2017, our Manager voluntarily agreed to be responsible for certain of our 2017 quarterly other operating expenses in excess of a certain percentage of our consolidated net assets, less net unrealized appreciation or depreciation, each as defined under GAAP (individually, for each such quarter, a "Voluntary Expense Cap" and collectively, the "Voluntary Expense Caps"). With respect to the first and second quarters of 2017, the Voluntary Expense Cap was calculated based on an annual rate of 0.75% of our consolidated net assets less net unrealized appreciation or depreciation as of March 31, 2017, and an annual rate of 1.00% of our consolidated net assets less net unrealized appreciation or depreciation as of June 30, 2017, respectively. With respect to the third and fourth quarters of 2017, the Voluntary Expense Cap will be based on an annual rate of 1.00% of our consolidated net assets less net unrealized appreciation or depreciation as of September 30, 2017, and an annual rate of 1.25% of our consolidated net assets less unrealized appreciation or depreciation as of December 31, 2017, respectively, provided that the Management Agreement remains effective as of the date we file our Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, for such quarter period. The Voluntary Expense Caps are expected to expire pursuant to their terms on December 31, 2017.

        The Company relies on IHAM to administer the Company's business activities and day-to-day operations, subject to the supervision and oversight of the Board. IHAM has entered into an administrative services agreement with Ares Operations (the "IHAM Administration Agreement"), pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositaries, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary, which allows IHAM to fulfill all of its responsibilities under the Management Agreement. However, the Company is not a party to, or a third-party beneficiary under, the IHAM Administration Agreement. In addition, neither the IHAM Administration Agreement nor the Management Agreement requires IHAM or Ares Operations to dedicate specific personnel to the Company's operations nor a specific amount of time to the Company's business.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit and Compliance Committee and the Board, including a majority of the independent directors, have selected Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017 and are submitting the selection of Ernst & Young LLP to the stockholders for ratification.

        If the stockholders fail to ratify the selection, the Audit and Compliance Committee and the Board will reconsider whether or not to continue to retain Ernst & Young LLP. Even if the selection is ratified, the Audit and Compliance Committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        Ernst & Young LLP has advised the Company that neither the firm nor any present member or associate of it has any financial interest, direct or indirect, in the Company or its affiliates.

        The Company expects that a representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Principal Accountant Fees and Services

        Ernst & Young LLP has served as our independent public accountant since our IPO. The following are aggregate fees billed to the Company by Ernst & Young LLP during each of the last two fiscal years:

	Fiscal Year Ended December 31
	2016	2015
Audit Fees	$290,000	$177,500
Audit-Related Fees	—	—
Tax Fees	33,500	15,000
All Other Fees	—	—

Total Fees	$323,500	$192,500

  Audit Fees

        Audit fees relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of our financial statements and review of our quarterly financial statements.

  Audit-Related Fees

        Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees."

  Tax Fees

        Tax fees relate to fees billed for professional services for tax compliance.

  All Other Fees

        All other fees consist of fees for products and services other than the services reported above.

Pre-Approval Policy

        All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit and Compliance Committee for 2016 in accordance with its pre-approval policy. The Audit and Compliance Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent public accountant. The policy requires the Audit and Compliance Committee to approve each audit or non-audit engagement or accounting project involving the independent public accountant, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm's independence. The committee may delegate its pre-approval authority to one or more of its members, and such member(s) are required to report any pre-approval decisions to the Audit and Compliance Committee at its next meeting. The Audit and Compliance Committee has delegated authority to its Chair to pre-approve the engagement and related fees of the independent public accountant for any additional audit or permissible non-audit services. In addition, pursuant to the policy, pre-approval is not required for additional non-audit services if such services result in a de minimis amount of less than 5% of the total annual fees paid by us to the independent public accountant during the fiscal year in which the non-audit services are provided, were not recognized by us at the time of engagement to be non-audit services and are reported to the Audit and Compliance Committee promptly thereafter and approved prior to the completion of the annual audit.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit and Compliance Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

 REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

        The Board of Directors has appointed an Audit and Compliance Committee presently composed of three directors, Ms. Caldwell and Messrs. Crawford and Harvey. Each of the directors is independent as defined in the NASDAQ rules. The Board of Directors has determined that Mr. Harvey is an "audit committee financial expert" (as defined in Item 407 of Regulation S-K under the Securities Act).

        The Audit and Compliance Committee's responsibility is one of oversight as set forth in its charter, which is available in the Investor Relations section of our web site at www.ACSF.com. It is not the duty of the Audit and Compliance Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations, changes in net assets and cash flows in conformity with U.S. generally accepted accounting principles.

        The Audit and Compliance Committee has reviewed and discussed our audited consolidated financial statements with management and with Ernst & Young LLP, our independent auditors for 2016.

        The Audit and Compliance Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16 (which superseded Auditing Standard No. 61, as amended), as adopted by the Public Company Accounting Oversight Board.

        The Audit and Compliance Committee has received from Ernst & Young LLP the written statements required by Public Company Accounting Oversight Board Rule No. 3526, "Communications with Audit Committees Concerning Independence," and has discussed Ernst & Young LLP's independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor's independence.

        Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2016 be included in our Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

        The Audit and Compliance Committee has approved the appointment of Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2017 and has directed that the appointment of Ernst & Young LLP be submitted to our stockholders for ratification.

By the Audit and Compliance Committee:
Larry K. Harvey, Chair Phyllis R. Caldwell Gil Crawford

Use of Report of the Audit and Compliance Committee

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit and Compliance Committee is not "soliciting material" and is not to be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

        The affirmative vote of holders of at least a majority of the votes cast by holders of our common stock at the Annual Meeting is required for ratification of the selection of Ernst & Young LLP as the

Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions will have no effect on the outcome of the proposal. The persons named in the accompanying proxy intend to vote proxies received by them for this proposal unless a choice "Against" or "abstain" is specified.

        The Board, based on the approval and recommendation of the Audit and Compliance Committee, recommends voting FOR ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2018 ANNUAL MEETING

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company's proxy statement and proxy card for consideration at the 2018 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Charter Documents. The Company expects that the 2018 Annual Meeting of Stockholders will be held in December 2018, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's proposal must be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date the Company's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's proposal must be received no later than July 6, 2018 in order to be included in the Company's proxy statement and proxy card for the 2018 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2018 Annual Meeting, under the Company's current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than June 6, 2018 and no later than 5:00 p.m., Eastern Time, on July 6, 2018 in order to be considered at the 2018 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Bylaws.

 FINANCIAL STATEMENTS AVAILABLE

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.

        Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2016. Copies of these documents may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

 HOUSEHOLDING OF PROXY MATERIALS

        The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year a number of brokers with account holders who are the Company's stockholders will be "householding" the Company's proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the Company's Investor Relations Department at American Capital Senior Floating, Ltd., 245 Park Avenue, 42nd Floor, New York, New York 10167 or 888-818-5298. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 14, 2017

        The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at https://materials.proxyvote.com/02504D.

 OTHER MATTERS

        The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible.

By Order of the Board of Directors,

Kevin R. Braddish Director and Chief Executive Officer
New York, New York November 3, 2017

AMERICAN CAPITAL SENIOR FLOATING, LTD. 245 PARK AVENUE, 42ND FLOOR NEW YORK, NY 10167

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E34135-P98583	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN CAPITAL SENIOR FLOATING, LTD.

The Board of Directors recommends a vote “FOR” each of the director nominees in Proposal 1 and “FOR” Proposal 2.

1.	Election of Directors

	Nominees:		For	Against	Abstain	2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	For	Against	Abstain

	1a. 1b. 1c.	Phyllis R. Caldwell* Gil Crawford* Larry K. Harvey*	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐		☐	☐	☐

	1d.	Kevin R. Braddish*	☐	☐	☐

* To elect the person (except as marked to the contrary) as a director of the Company until the next annual meeting of stockholders, and until his or her successor is duly elected and qualifies.

NOTE: The proxies are hereby authorized to vote in their discretion and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please sign EXACTLY as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Form 10-K and Privacy Notice are available at www.proxyvote.com.

E34136-P98583

AMERICAN CAPITAL SENIOR FLOATING, LTD.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF AMERICAN CAPITAL SENIOR FLOATING, LTD. FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON DECEMBER 14, 2017 AT 10:00 AM, EASTERN TIME

The undersigned hereby appoints Kevin R. Braddish,  Ian P. Fitzgerald  and Joshua M. Bloomstein, or any one of them, and each with full power of substitution, to act as attorneys  and proxies for the undersigned to attend the Annual Meeting of Stockholders of American Capital Senior Floating, Ltd. (the “Company”) to be held at the offices of Proskauer  Rose LLP, Eleven Times Square,  New York, New York 10036, on December 14, 2017, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED  WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO A PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED  WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND “FOR” PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors of the Company knows of no other business to be presented at the meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Your vote is important. Please vote immediately. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE GOVERNANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2018 ANNUAL MEETING
FINANCIAL STATEMENTS AVAILABLE
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS